EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2017
Earnings per share [abstract]
Earnings per share
The following table summarises basic and diluted earnings per share calculations for the years presented:

	Year Ended
	31 December 2017	31 December 2016	31 December 2015
Profit after taxes attributable to equity shareholders (€ million)	688	549	513
Basic weighted average number of shares in issue(A) (million)	484	380	231
Effect of dilutive potential shares (million)(B)	5	5	4
Diluted weighted average number of shares in issue(A) (million)	489	385	235
Basic earnings per share (€)	1.42	1.45	2.23
Diluted earnings per share (€)	1.41	1.42	2.19

(A)
The increase of the basic and diluted weighted average number of shares in issue is due to the Merger transaction and further described in Note 15. As at 31 December 2017 and at 31 December 2016, the Group had 484,586,428 shares and 483,076,396 shares, respectively in issue and outstanding.

(B)
For the years ended 31 December 2017, 31 December 2016 and 31 December 2015, outstanding options to purchase 1.2 million shares, 1.2 million shares and 1.6 million shares, respectively, were excluded from the diluted earnings per share calculation because the effect of including these options in the computation would have been antidilutive. The dilutive impact of the remaining options outstanding and unvested restricted share units was included in the effect of dilutive securities.